MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                July 31, 1998

                                  MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1998


DEAR SHAREHOLDER

The Municipal Market Environment

During the three months ended July 31, 1998, long-term tax-exempt revenue bond yields moderately declined. Thus far this year, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 15 basis points (0.15%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 40 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first seven months of 1998, almost $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of nearly 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. For the first half of 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Recently, municipal bond investors received approximately $30 billion in June and July in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth by as much as 2% in the first half of 1998. Since further trade deterioration is possible in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the three-month period ended July 31, 1998, we continued to maintain a constructive outlook toward the municipal market because we believed that the robust economic growth seen thus far this year would be tempered by the lack of inflation and the deteriorating situation in Asia. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained a fully invested position in order to seek to enhance shareholder income and participate in any investment appreciation that arose.

Looking ahead, we expect to remain fully invested with little change to the Fund's present structure in an effort to seek to enhance the Fund's dividend and capital appreciation potential. Current economic fundamentals and a strong domestic economy with high productivity offset by equally favorable deflationary pressures from Asia suggest that interest rates could trend lower in the coming months. We will continue to monitor economic data for any sign of inflationary pressures so that we can modify our portfolio strategy to a more defensive posture.

In Conclusion

We thank you for your support of Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/  Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

August 28, 1998


                                     2 & 3

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1998


PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                              +7.94%                +6.86%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                        +5.33                 +5.12
--------------------------------------------------------------------------------
Inception (10/31/88) through 6/30/98            +6.72                 +6.61
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                              % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                              +7.60%                +6.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                        +5.00                 +5.00
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                         +6.53                 +6.53
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                              +7.48%                +6.48%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98            +6.48                 +6.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                              +7.73%                +6.65%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98            +6.71                 +6.42
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                                        Ten Years/       Standardized
                                                         12 Month        3 Month      Since Inception    30-day Yield
                                                       Total Return   Total Return     Total Return      As of 7/31/98
======================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares        +4.93%         +2.35%           +87.80%           3.96%
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares        +4.60          +2.27            +87.55            3.68
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares        +4.58          +2.26            +26.25            3.67
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares        +4.82          +2.22            +27.32            3.86
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, 10/31/88; Class B Shares, ten years ended 7/31/98; and Class C and Class D Shares, 10/21/94.


                                     4 & 5

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1998


PORTFOLIO COMPOSITION

For the Quarter Ended July 31, 1998

Top Ten States*

California .....................  16.02%
New York .......................  14.43
Washington .....................  10.14
District of Columbia ...........   7.68
Oregon .........................   5.80
Wyoming ........................   5.44
Nebraska .......................   5.02
Minnesota ......................   4.25
Virginia .......................   3.86
Colorado .......................   3.29
                                 ------
Total Top Ten ..................  75.93
Total Others ...................  24.07
                                 ------
Total Portfolio ................ 100.00%
                                 ======

Net assets as of July 31, 1998 were $203,593,955.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

   [The following table was depicted as a pie chart in the printed material]

                         AAA/Aaa               47%

                         AA/Aa                 23%

                         A/A                   18%

                         BBB/Baa                3%

                         NR+                    1%

                         Other++                8%

*     Based on total market value of the portfolio as of July 31, 1998.
+     Not Rated.
++    Temporary investments in short-term municipal securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           10437--7/98

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